                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (this "Agreement") is made as of the Effective Date indicated below by and between Prism Solutions, Inc., a Delaware corporation ("Prism Solutions"), Customer Focus International, Inc., a California corporation ("CFI") and Thuan D. Phan ("Employee").

                                   BACKGROUND

         This Agreement is entered into in connection with an Agreement and Plan of Reorganization (the "Plan") dated as of January 26, 1998 by and among Prism Solutions, C Acquisition Corp., a Delaware corporation, CFI, and certain shareholders of CFI, pursuant to which C Acquisition Corp., a wholly-owned subsidiary of Prism Solutions, is to merge with and into CFI. The date on which the merger becomes effective will be the effective date of this Agreement (the "Effective Date").

         Employee is a founder, principal shareholder and President and Chief Executive Officer of CFI and has been actively involved in the development and marketing of CFI's products. To preserve and protect the assets of CFI, including CFI's goodwill, customers and trade secrets of which Employee has and will have knowledge, and in consideration for Prism Solutions' entering into and performing under the Plan, Employee has agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained herein, Prism Solutions and Employee hereby agree as follows:

         1. Employment. Prism Solutions will employ Employee and Employee accepts employment with Prism Solutions for a period of three years from the Effective Date (the "Initial Period"), unless Employee's employment is sooner terminated in accordance with this Agreement. Employee's employment may continue after this Initial Period but will then be terminable by either party at will, with or without cause. The obligations of Prism Solutions and Employee set forth in the Proprietary Information and Inventions Agreement (as defined in Section
7) (referring to confidentiality), and in Section 8 (referring to termination), and in Section 9(i) (referring to dispute resolution) and, to the extent specifically provided therein, the obligations of Prism Solutions and Employee set forth in Section 5 (referring to employee benefits) and Section 6 (referring to reimbursement of expenses), will survive the termination of Employee's employment, regardless of cause.

         2. Duties. Employee will be employed as a full-time employee of Prism Solutions and will serve as Vice President, Managing Director Prism Financial Applications Business Unit responsible for CFI operations, reporting to Warren Weiss, President of Prism Solutions. Employee agrees that, to the best of his ability and experience, he will at all times conscientiously perform all of the duties and obligations assigned to him under this Agreement. At Prism Solutions' option, it will be entitled to reasonable use of Employee's name in promotional, advertising and other materials used in the ordinary course of business.

         3. Full-time Employment. Employee's employment will be on a full-time basis, in accordance with standard employee policies for Prism Solutions. Employee will not engage in any other business or render any commercial or professional services, directly or indirectly, to any other person or organization, whether for compensation or otherwise, provided that Employee may (i) provide incidental assistance to family members on matters of family business; and (ii) sit on the boards of charitable and nonprofit organizations or other companies which do not, at the time of Employee's appointment or election, to Employee's knowledge, compete with Prism Solutions; provided in each case that such activities do not conflict with or interfere with Employee's obligations to Prism Solutions. Employee may make personal investments in non-publicly traded corporations, partnerships or other entities, which, to the knowledge of Employee, do not at the time of such investment design, research, distribute or otherwise market products similar to or competitive with Prism Solutions in the customer relationship management system for the financial services industry software product market. Employee may make personal investments in publicly traded corporations regardless of the business they are engaged in, provided that Employee does not at any time own in excess of l% of the issued and outstanding stock of any such corporation.

         4. Salary. Employee's salary for the period commencing on the Effective Date will be no less than $200,000 per year, payable on Prism Solutions' regular payroll dates, less required withholdings and will be eligible for a target bonus of $50,000 based on targeted personal and company performance.

         5. Employee Benefits. Prism will assume CFI's obligations with respect to Employee's Mercedes automobile lease with World Omni Financial Corp., for a period of not longer than three years. Employee will be entitled to insurance, vacation and other benefits commensurate with other executive officers of Prism Solutions. Employee has received a summary of Prism Solutions' standard employee benefits policies in effect as of the date hereof.

         6. Reimbursement of Business Expenses. Prism Solutions will, in accordance with Prism Solutions' policies in effect from time to time, reimburse Employee for all reasonable business expenses incurred by Employee in connection with the performance of his duties under this Agreement, including, without limitation, reasonable expenditures for office space, supplies, equipment and expenses and for business entertainment and travel, upon submission of the required documentation required pursuant to Prism Solutions' standard policies and record keeping procedures.

         7. Confidentiality. Simultaneously with the execution of this Agreement, Employee is executing and delivering and hereby adopts and agrees to be bound by Prism Solutions' standard Employee Proprietary Information and Inventions Agreement, a copy of which is attached to this Agreement as Exhibit A (the "Proprietary Information and Inventions Agreement").

         8.      Termination.

                 (a) By Prism Solutions. Prism Solutions may terminate Employee's employment at any time with or without cause upon written notice to Employee.

                 (b) By Employee. Employee may terminate Employee's employment in the event that Prism Solutions is in material breach of this Agreement upon written notice to Prism Solutions, provided that such termination will become effective only upon the expiration of 30 days following such notice and then only if the alleged breach remains uncured. Such termination shall be deemed a termination by Prism Solutions of Employee's employment under Section 8(a) for which Employee shall have the remedy set forth in Section 8(d).

                 (c) Employee may terminate his employment at any time, provided that Employee provides two weeks advance written notice to Prism Solutions of such termination.

                 (d) If Prism Solutions terminates Employee For Cause (as defined below), this Agreement shall terminate and Employee shall not be entitled to any further benefits hereunder, except as specifically set forth herein. If, during the Initial Period, Prism Solutions terminates Employee and such termination is not For Cause, Prism Solutions will pay to Employee, for the remainder of the Initial Period, on a monthly basis an amount equal to Employee's monthly salary at the monthly rate paid to Employee immediately prior to such termination (the "Termination Payments"). Prism Solutions' obligation to make these Termination Payments pursuant to this Section 8(d) is in lieu of any damages or any other payment which Prism Solutions might otherwise be obligated to pay Employee as a result of Employee's termination of employment. Prism Solutions and Employee agree that, in view of the nature of the issues likely to arise in the event of such a termination, it would be impracticable or extremely difficult to fix the actual damages resulting from such termination and proving actual damages, causation and foreseeability in the case of such termination would be costly, inconvenient and difficult. In requiring Prism Solutions to make the Termination Payments as set forth herein, it is the intent of the parties to provide, as of the date of this Agreement, for a liquidated amount of damages to be paid by Prism Solutions to Employee. Such liquidated amount shall be deemed full and adequate damages for such termination and is not intended by either party to be a penalty.

                 For purposes of this Agreement, "For Cause" shall mean:

                          (i)     Employee's continued failure to perform his
duties hereunder in good faith, after written notice of such failure from Prism Solutions or CFI to Employee and an opportunity to cure such failure to perform;

                          (ii)    Employee engaging in knowing and intentional
illegal conduct which is injurious to Prism Solutions or CFI or their affiliates;

                          (iii)   Employee being convicted of a felony or
committing an act of dishonesty or fraud against, or the misappropriation of property belonging to, Prism Solutions or CFI or their affiliates;

                          (iv)    Employee breaching in any material respect
the terms of this Agreement or the Noncompetition Agreement;

                          (v)     Employee's commencement of employment with
another employer while an employee of Prism Solutions or CFI; and

                          (vi)    Any behavior or breach of Prism Solutions'
standards of business conduct which would be cause for termination under Prism Solutions' employment policies as they currently exist or as effected in the future, after written notice of such behavior or breach from Prism Solutions or CFI to Employee and an opportunity to cure such behavior or breach.

                 (e) Upon Death. If Employee dies during the term of this Agreement, Prism Solutions will pay his estate an amount equal to all salary, bonuses and benefits accrued as of the date of his death.



         9.      Miscellaneous.

                 (a) Notices. Any and all notices permitted or required to be given under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (to the receiving party's facsimile number), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or (iii) on the third business day after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this Section 9(a):

If to Prism Solutions:    Prism Solutions, Inc.
                          1000 Hamlin Court
                          Sunnyvale, California  94089
                          Attn:  Chief Financial Officer

With a copy to:           Fenwick & West LLP
                          Two Palo Alto Square
                          Suite 800
                          Palo Alto California  94306
                          Attn: Jacqueline Daunt, Esq.

If to Employee:           Thuan D. Phan
                          33681 Holtz Hill Road
                          Dana Point, CA 92962

                          Tel:
                          Fax:

With a copy to:           Maher, Lee & Goddard LLP
                          18500 Von Karman Avenue
                          Irvine, CA 92612
                          Attention:  Raymond A. Lee, Esq.
                          Phone:  (714) 253-0500
                          Fax:  (714) 253-0505





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



                 (b) Amendments. This Agreement, including Exhibit A hereto, contains the entire agreement and supersedes and replaces all prior agreements between Prism Solutions and Employee or CFI and Employee concerning Employee's employment. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

                 (c) Successors and Assigns. This Agreement will not be assignable by either Employee or Prism Solutions, except that the rights and obligations of Prism Solutions under this Agreement may be assigned to a corporation which becomes the successor to Prism Solutions as the result of a merger or other corporate reorganization and which continues the business of Prism Solutions, or any other subsidiary of Prism Solutions, provided that Prism Solutions guarantees the performance by such assignee of Prism Solutions' obligations hereunder.

                 (d) Governing Law. This Agreement will be governed by and interpreted according to the substantive laws of the State of California without regard to such state's conflicts law.

                 (e) No Waiver. The failure of either party to insist on strict compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

                 (f) Severability. Employee and Prism Solutions recognize that the limitations contained herein are reasonably and properly required for the adequate protection of the interests of Prism Solutions. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree to replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

                 (g) Counterparts. This Agreement may be executed in counterparts which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

                 (h) Effect of Agreement. This Agreement will be void and have no effect if the Effective Date does not occur on or before January 31, 1998.

                 (i)      Dispute Resolution.

                          (i)     Arbitration of Disputes.  Any dispute under
this Agreement shall be resolved by arbitration in San Francisco, California and, except as herein specifically stated, in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA Rules") then in effect. However, in all events, these arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the AAA Rules. Any judgment upon the award rendered by the arbitrator may be entered in any court having





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



jurisdiction over the subject matter thereof. The arbitrator shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve such dispute; except that the arbitrator shall not grant any punitive, consequential or incidental damages.

                          (ii)    Compensation of Arbitrator.  Any such
arbitration will be conducted before a single arbitrator who will be compensated for his or her services at a rate to be determined by the parties or by the American Arbitration Association, but based upon reasonable hourly or daily consulting rates for the arbitrator in the event the parties are not able to agree upon his or her rate of compensation.

                          (iii)   Selection of Arbitrator.  The American
Arbitration Association will have the authority to select an arbitrator from a list of arbitrators who are partners in a nationally recognized firm of independent certified public accountants from the management advisory services department (or comparable department or group) of such firm; provided, however, that such firm cannot be the firm of certified public accountants then auditing the books and records of either party or providing management or advisory services for either party.

                          (iv)    Payment of Costs.  Prism Solutions and
Employee will each pay 50% of the initial compensation to be paid to the arbitrator in any such arbitration and 50% of the costs of transcripts and other normal and regular expenses of the arbitration proceedings; provided, however, that the prevailing party in any arbitration will be entitled to an award of attorneys' fees and costs, and all costs of arbitration, other than those provided for above, will be paid by the losing party, and the arbitrator will be authorized to make such determinations.

                          (v)     Burden of Proof.  For any dispute submitted
to arbitration, the burden of proof will be as it would be if the claim were litigated in a judicial proceeding.

                          (vi)    Award.  Upon the conclusion of any
arbitration proceedings hereunder, the arbitrator will render findings of fact and conclusions of law and a written opinion setting forth the basis and reasons for any decision reached and will deliver such documents to each party to this Agreement along with a signed copy of the award.

                          (vii)   Terms of Arbitration.  The arbitrator chosen
in accordance with these provisions will not have the power to alter, amend or otherwise affect the terms of these arbitration provisions or the provisions of this Agreement.

                          (viii)  Exclusive Remedy.  Except as specifically
otherwise provided in this Agreement, arbitration will be the sole and exclusive remedy of the parties for any dispute arising out of this Agreement.





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
IN WITNESS WHEREOF, this Agreement is made and effective as of the day and year first above written.

PRISM SOLUTIONS, INC.                       EMPLOYEE



By:  /s/ Earl Charles                       /s/ Thuan D. Phan
     --------------------------------       --------------------------------
     Earl Charles                           Thuan D. Phan
     Secreatry and
     Chief Financial Officer





                     SIGNATURE PAGE TO EMPLOYMENT AGREEMENT

                                                                    CONFIDENTIAL
                                                                    ------------

                     INVENTION AND NON-DISCLOSURE AGREEMENT

         THIS AGREEMENT is entered into between Prism Solutions, Inc. (hereinafter referred to as "PRISM SOLUTIONS"), and the undersigned employee or representative of Prism Solutions for the following reason: The employees and representatives of Prism Solutions are involved with information and materials of a highly sensitive nature which must be protected in order for Prism Solutions to be successful. Each employee and representative is obligated to treat such information and materials as confidential. Prism Solutions believes that it is appropriate for each employee and representative to clearly understand and agree in writing as to the extent of his or her obligation to Prism Solutions with respect to highly sensitive information and materials.

         THEREFORE, Prism Solutions and the undersigned employee or representative agree as follows:

                 1. PRISM SOLUTIONS CONFIDENTIAL INFORMATION AND MATERIALS. The following information and materials whether having existed, now existing or developed or created during the term of your employment at Prism Solutions (the "PRISM SOLUTIONS CONFIDENTIAL INFORMATION AND MATERIAL") are proprietary to Prism Solutions and are highly sensitive in nature:

                 1.1 SOFTWARE. All information and materials relating to existing software products and software in various stages of research and development, including source code, object and load modules, design specifications (design notes, flow charts, coding sheets, annotations, documentation and the like), technical and engineering data, laboratory studies, benchmark test results, and the designs, formulas and algorithms which reside in the software and which are not generally known to the public or within the industries or trades in which Prism Solutions competes.

                 1.2 BUSINESS PROCEDURES. Internal business procedures, including licensing techniques, production processes and equipment, vendor names, other vendor information, purchasing information, financial information, service and operational manuals and related documentation, and other such information which relates to the way Prism Solutions conducts its business and which is not generally known to the public.

                 1.3 LEGAL RIGHTS. Patents, copyrights, trade secrets, trademarks and service marks, and the like.

                 1.4 MARKETING PLANS AND CUSTOMER LISTS. Customer and marketing information and materials, such as: (i) strategic data, including marketing and development plans, forecasts and forecast assumptions and volumes, and future plans and potential strategies of Prism Solutions which have been or are being discussed; (ii) financial data, including price and cost objectives, price list, pricing policies and procedures, and quoting policies and procedures; and (iii) customer data, including customer lists, names of customers and their representatives, data provided by or about prospective, existing or past customers, customer service materials, and the type, quantity and specifications of products purchased, leased or licensed by customers of Prism Solutions.

                 1.5 NOT GENERALLY KNOWN. Any information not generally known to the public or within the industries or trades in which Prism Solutions competes, which gives Prism Solutions a competitive edge.

         2. GENERAL KNOWLEDGE. The general skills and experience gained during your employment with Prism Solutions, and information publicly available or generally known within the industries or trades in which Prism Solutions competes, are not considered Prism Solutions confidential information. Also, upon termination of your employment with Prism Solutions, you are not restricted from working with a person or entity which has independently developed information or materials similar to Prism Solutions confidential information or materials. However, you understand and agree that such similarity does not excuse you from your obligation not to disclosure or use Prism Solutions confidential information and materials except in accordance with this Agreement.

         3. EMPLOYEE OBLIGATIONS. During your employment with Prism Solutions you will have access to Prism Solutions confidential information and materials and you will occupy a position of trust and confidence with respect to Prism Solutions' affairs and business. You agree to take the following steps to preserve the confidential and proprietary nature of the Prism Solutions confidential information and materials:

                 3.1 NO "MOONLIGHTING." During your employment with Prism Solutions, you will not accept or continue in any other job consulting work, directorship, or employment with a person or entity involved in marketing products or services competitive with Prism Solutions, without the written approval of an officer of Prism Solutions.

                 3.2 NON-DISCLOSURE. During and after your employment with Prism Solutions, you will not use, disclose or transfer any of the Prism Solutions confidential information or materials other than as authorized by Prism Solutions within the scope of your duties with Prism Solutions. You understand that you are not allowed to sell, license or otherwise exploit any products (including software in any form) which embody in whole or in part any part of any Prism Solutions confidential products or materials.

                 3.3 PREVENT DISCLOSURE. You will take all reasonable precautions to prevent the inadvertent exposure of the Prism Solutions confidential information and materials to unauthorized persons or entities.

                 3.4 ABIDE BY PRISM SOLUTIONS' RESTRICTIONS. You will treat as confidential and proprietary any information or materials from outside Prism Solutions which Prism Solutions is obligated to treat as confidential or proprietary, in accordance with Prism Solutions' reasonable instructions to you.

                 3.5 RETURN ALL MATERIALS. Upon termination of your employment with Prism Solutions, you will deliver to Prism Solutions all tangible materials embodying the Prism Solutions confidential information, including any documentation, records, listings, notes, data, sketches, drawings, memoranda, models, accounts, reference materials, samples, machine-readable material and equipment which in any way relate to the Prism Solutions confidential information and materials. Of course, you agree not to retain any copies of any of the above materials.

                 3.6 NO SOLICITATION OF EMPLOYEES. Both during your employment and for twelve (12) months after your employment is terminated, you will not directly or indirectly solicit any of Prism Solutions' employees or key employees of Prism Solutions' customers for employment with another person or entity. Key employees include supervisory personnel, executives, personnel in charge of any department, section or subdivision and project managers (or directors) and senior personnel on any individual project or projects.





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

                 3.7 NAME & LIKENESS RIGHTS. You hereby authorize Prism Solutions to use, reuse, and to grant others the right to use and reuse, your name, photograph, likeness (including caricature), voice, and biographical information, and any reproduction or simulation thereof, in any media now known or hereafter developed (including but not limited to film, video and digital or other electronic media), both during and after your employment, for whatever purposes Prism Solutions deems necessary.

         4.      IDEAS AND INVENTIONS.

                 4.1 WORKS FOR HIRE. You acknowledge and agree that any copyrightable works prepared by you within the scope of your employment are "WORKS FOR HIRE" under the Copyright Act and that Prism Solutions will be considered the author and owner of such copyrightable works.

                 4.2 ASSIGNMENT OF INVENTIONS. You hereby assign and agree to assign to Prism Solutions, and you agree to comply with all reasonable instructions of Prism Solutions regarding all ideas, inventions and workproduct (including developments, innovations and improvements to existing Prism Solutions confidential information or materials) conceived or made by you alone or with others in the course of your employment with Prism Solutions, or by incorporation in whole or part of Prism Solutions materials (the "INVENTIONS"). You agree that all Inventions that (a) are developed using equipment, supplies, facilities or trade secrets of Prism Solutions, (b) result from work performed by you for Prism Solutions, or (c) relate to Prism Solutions's business or current or anticipated research and development, will be the sole and exclusive property of Prism Solutions and are hereby irrevocably assigned by you to Prism Solutions. You agree to promptly disclose in confidence to Prism Solutions all Inventions and whether or not such Inventions are patentable, copyrightable or protectible as trade secrets. You hereby irrevocably transfer and assign to Prism Solutions all worldwide patents, patent applications, copyrights, mask works, trade secrets and other intellectual property rights in any Invention and you appoint the Secretary of Prism Solutions as your attorney-in-fact to execute documents on your behalf for this purpose.

                 4.3 ASSIGNMENT OF MORAL RIGHTS. You further irrevocably transfer and assign to Prism Solutions any and all "Moral Rights" (as defined below) that you may have in or with respect to any Invention. You also hereby forever waive and agree never to assert any and all Moral Rights you may have in or with respect to any Invention, even after termination of your work on behalf of Prism Solutions. "MORAL RIGHTS" mean any rights to claim authorship of an Invention to object to or prevent the modification of any Invention, or to withdraw from circulation or control the publication or distribution of any Invention, and any similar right, existing under judicial or statutory law of any country in the world, or under any treaty, regardless of whether or not such right is denominated or generally referred to as a "moral right".


         5. LABOR CODE Section 2870 NOTICE. You have been notified and understand that the provisions of Section 4 above shall not apply to an Invention that qualifies fully under the provisions of Section 2870 of the California Labor Code, which states as follows:

                ANY PROVISION IN AN EMPLOYMENT AGREEMENT WHICH PROVIDES THAT AN EMPLOYEE SHALL ASSIGN, OR OFFER TO ASSIGN, ANY OF HIS OR HER RIGHTS IN AN INVENTION TO HIS OR HER EMPLOYER SHALL NOT APPLY TO AN INVENTION THAT THE EMPLOYEE DEVELOPED ENTIRELY ON HIS OR HER OWN TIME WITHOUT USING THE EMPLOYER'S EQUIPMENT, SUPPLIES, FACILITIES, OR TRADE SECRET INFORMATION EXCEPT FOR THOSE INVENTIONS THAT EITHER: (1) RELATE AT THE TIME OF CONCEPTION OR REDUCTION TO PRACTICE OF THE INVENTION TO





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



           THE EMPLOYER'S BUSINESS, OR ACTUALLY OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT OF THE EMPLOYER, OR (2) RESULT FROM ANY WORK PERFORMED BY THE EMPLOYEE FOR THE EMPLOYER. TO THE EXTENT A PROVISION IN AN EMPLOYMENT AGREEMENT PURPORTS TO REQUIRE AN EMPLOYEE TO ASSIGN AN INVENTION OTHERWISE EXCLUDED FROM BEING REQUIRED TO BE ASSIGNED UNDER CALIFORNIA LABOR CODE
           SECTION 2870(a), THE PROVISION IS AGAINST THE PUBLIC POLICY OF THIS STATE AND IS UNENFORCEABLE.

6. PRIOR INFORMATION. In order to have flexibility in planning and development, Prism Solutions retains the option to develop and/or market products covering a wide spectrum of the computer software market. Some of these products, which we either now market or may later market, may compete directly or indirectly with current or future products of your previous employers. With this in mind, you understand and agree that one condition of your employment is that you continue to keep strictly confidential any information which is proprietary to or a trade secret of any past employers. You acknowledge and agree that you have not and will not disclose any such proprietary information or trade secrets to Prism Solutions, its employees, or its agents.

7. CONFLICTING OBLIGATIONS AND RIGHTS. You represent and warrant to Prism Solutions that (a) there are no restrictions, agreements or understandings whatsoever to which you are a party that would prevent or make unlawful your execution of this Agreement or your employment by Prism Solutions, (b) your execution of this Agreement and your employment hereunder shall not constitute a breach of any contract, agreement or understanding, oral or written, to which you are a party or by which you are bound, and (c) you are free and able to execute this Agreement and to enter into employment by Prism Solutions. In addition, you agree to inform Prism Solutions of any apparent conflict between your work for Prism Solutions and (a) any obligations you may have to preserve the confidentiality of another's proprietary information, materials, or trade secrets, or (b) any rights you claim to any inventions or ideas, before performing that work (or causing it to be performed). Otherwise, you agree that Prism Solutions may conclude that no such conflict exists and you further agree that you thereafter will make no such claim against Prism Solutions. Prism Solutions shall receive such disclosures in confidence.

8. ENFORCEMENT. You understand that monetary damages will not be sufficient to avoid or compensate for the unauthorized use or disclosure of any of the Prism Solutions confidential information or materials and that injunctive relief would be appropriate to prevent any actual or threatened use of disclosure of such information or materials. You understand that Prism Solutions may waive some of the requirements expressed in this Agreement but that such a waiver to be effective must be in writing by Prism Solutions officer and should not in any way be deemed a waiver of Prism Solutions' right to enforce any other requirements or provisions of this Agreement. You agree that each of your obligations specified in Paragraphs 3 and 4 is a separate and independent covenant and that the unenforceability of any of them shall not preclude the enforcement of the rest of them or of any other covenants elsewhere in this Agreement.

9. TERMINATION OF EMPLOYMENT. You understand and agree that your employment by Prism Solutions can be terminated with or without cause, and with or without notice, at any time at the option of Prism Solutions or yourself. You authorize Prism Solutions to notify your actual or future employers of the terms of this Agreement and your responsibilities hereunder. You further understand and agree that no manager or representative of Prism Solutions has any authority to enter into any





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



agreement contrary to the foregoing, except that the President of Prism Solutions has authority to make such an agreement only in writing.

10. GENERAL. This Agreement contains the full and complete understandings of the parties on the subjects hereof and supersedes all prior oral or written, express or implied understandings or agreements on those subjects. It may only be modified in writing signed by you and the President of Prism Solutions. Should any provision of this Agreement be invalid, ineffective, or unenforceable, under present or future laws, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         WHEREFORE, by your signature below, you acknowledge that you have reviewed carefully what has been expressed in this document, which you understand is a legally binding document, and that the understandings and agreements expressed in this document are binding upon you.

         I agree to the above terms and acknowledge receipt of a copy of this Agreement.



---------------------------------           PRISM SOLUTIONS, INC.
    (Employee's signature)

                                            By: /s/ Earl Charles
                                                -------------------------------

---------------------------------
         (Print name)



Date:                                       Date: 1/26/98
     ----------------------------                ------------------------------



Address:
        -------------------------

---------------------------------


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